                                                                   EXHIBIT 10.18


                                SIDE AGREEMENT
                                --------------

     This Agreement is entered into by and among Queen of New Orleans at the Hilton Joint Venture, a Louisiana Joint venture ("QNOV"), HWCC-Louisiana, Inc., a wholly-owned subsidiary of Hollywood Casino Corporation ("HWCC"), and Sodak Louisiana, L.L.C., a wholly-owned subsidiary of Sodak Gaming, Inc. ("Sodak"), Hollywood and Sodak are sometimes collectively referred to in this Agreement as the "New Venturers."


                                   RECITALS
                                   --------

     A. QNOV is the holder of a riverboat gaming license issued and regulated by the Louisiana Gaming Control Board (the "Board").

     B. QNOV has entered into a certain Compromise Agreement with the City of New Orleans ("City") of even date herewith (the "Compromise Agreement"), attached hereto as Exhibit "A". Capitalized terms not defined herein shall have the same meanings set forth in the Compromise Agreement.

     C. The parties desire to further document the obligations of QNOV in connection with the Compromise Agreement.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the agreements of the parties regarding the Shreveport Project, and for additional good and valuable consideration, the parties agree as follows:

     1. The New Venturers agree that upon consummation of their acquisition of an ownership interest in QNOV, the New Ventures will recognize, ratify and cause QNOV to comply with the terms and conditions of the Compromise Agreement, including the requirements of Paragraphs 3.2 and 3.3 of the Compromise Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement, in multiple originals, in the presence of the undersigned witnesses as of the 16th day of January, 1998.

                                QUEEN OF NEW ORLEANS AT THE HILTON JOINT
                                VENTURE, a Louisiana joint venture

                                        By:  HILTON NEW ORLEANS CORPORATION,
                                             a Louisiana corporation

                                        By:
                                           ------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        By:  NEW ORLEANS PADDLEWHEELS, INC.,
                                             a Louisiana corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                HWCC-LOUISIANA, L.L.C., a Louisiana corporation

                                             By:    /s/ Jack E. Pratt
                                                --------------------------------
                                             Name:   Jack E. Pratt
                                                  ------------------------------
                                             Title:  Chairman and President
                                                   -----------------------------


                                SODAK LOUISIANA, L.L.C., a Louisiana limited liability company

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                QUEEN OF NEW ORLEANS AT THE HILTON JOINT
                                VENTURE, a Louisiana Joint Venture

                                        By:  HILTON NEW ORLEANS CORPORATION, a
                                             Louisiana Corporation


                                        By:  [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:  NEW ORLEANS PADDLEWHEELS, INC., a
                                             Louisiana Corporation


                                        By:  /s/ Duane P. Smith
                                           -------------------------------------
                                        Name:   Duane P. Smith
                                             -----------------------------------
                                        Title:  President
                                              ----------------------------------


                                HWCC-LOUISIANA, INC., a Louisiana Corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                SODAK LOUISIANA, L.L.C., a Louisiana Limited
                                Liability Company


                                        By:  [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                        Name:  [ILLEGIBLE]
                                             -----------------------------------
                                        Title: [ILLEGIBLE]
                                              ----------------------------------